Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 3

Dated as of December 31, 2012

to

CREDIT AGREEMENT

Dated as of April 25, 2011

THIS AMENDMENT NO. 3 (this “Amendment”) is made as of December 31, 2012 by and among Belden Inc., a Delaware corporation (the “Company”), Belden FinCo Inc., a company organized under the laws of the Province of Ontario, Canada (the “Canadian Borrower”, and together with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), under that certain Credit Agreement dated as of April 25, 2011 by and among the Company, the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrowers have requested that the Required Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to insert the following definitions in the appropriate alphabetical order:

“Belden BV” means Belden Europe B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of The Netherlands, with its statutory seat in Venlo, The Netherlands.

“BV Intercompany Loan” means collectively, one or more intercompany loans from the Company and/or any of its Domestic Subsidiaries to Belden BV, in an aggregate principal amount not to exceed $500,000,000, evidencing Belden BV’s obligation to pay to the Company and/or any such Domestic Subsidiaries a return on the Company’s and/or its Subsidiaries’ prior capital Investment in Belden BV.

(b) The definition of “Belden Canada” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Belden Canada” means Belden Canada Inc., a corporation organized under the laws of the Province of Ontario, Canada (successor by amalgamation to Belden CDT (Canada) Inc., Miranda Technologies ULC and Byres Security ULC), together with its successors (including by merger or amalgamation).

(c) Clause (b) of the definition of “Permitted Investments” appearing in Section 1.01 of the Credit Agreement is hereby amended to (x) delete the word “and” appearing before the reference to “(ii)” therein and replace such word with a comma, (y) insert the parenthetical “(other than the BV Intercompany Loan)” immediately after the first reference to “loans” appearing in clause (ii) thereof and (z) add the following as a new clause (iii) immediately before the semi-colon at the end thereof:

“and (iii) the BV Intercompany Loan”

(d) Section 6.01(b) of the Credit Agreement is hereby amended to (x) delete the word “and” appearing before the reference to “(ii)” therein and replace such word with a comma, (y) insert the parenthetical “(other than the BV Intercompany Loan)” immediately after the first reference to “Indebtedness” appearing in clause (ii) thereof and (z) add the following as a new clause (iii) immediately before the semi-colon at the end thereof:

“;and (iii) the BV Intercompany Loan”

(e) The parenthetical appearing in Section 6.01(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(other than the Indebtedness described in clauses (b)(ii) and (b)(iii) above)”

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:

(a) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent;

(b) the Administrative Agent shall have received counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantors; and

(c) the Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and reasonable out-of-pocket expenses (including, to the extent invoiced, reasonable out-of-pocket fees and expenses of joint counsels for the Administrative Agent and Arranger) in connection with the Credit Agreement, this Amendment and the other Loan Documents.

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3. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

(a) The execution, delivery and performance of this Amendment and the Credit Agreement, as amended hereby, are within such Borrower’s organizational powers and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders. This Amendment has been duly executed and delivered by such Borrower and this Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and requirements of reasonableness, good faith and fair dealing.

(b) The execution, delivery and performance of this Amendment and the Credit Agreement, as amended hereby, (a) do not require any material consent or material approval of, material registration or material filing with, or any other action by, any Governmental Authority, except in each case as have been obtained or made and that are in full force and effect and except for filings required to perfect the Liens created pursuant to the Loan Documents, (b) will not violate (i) any material law or material regulation or (ii) the charter, by-laws or other organizational documents of such Borrower or any of its Subsidiaries or (iii) any material order of any Governmental Authority applicable to such Borrower and its Subsidiaries, (c) will not violate in any material respect or result in a default under any material indenture, material agreement or other material instrument binding upon such Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any material payment to be made by such Borrower or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of such Borrower or any of its Subsidiaries, other than Liens created under the Loan Documents and, with respect to the use of proceeds thereof, other than a Lien permitted by Section 6.02 of the Credit Agreement.

(c) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of (or made with respect to) such Borrower set forth in the Credit Agreement, as amended hereby, and each Loan Document to which it is a party are true and correct in all material respects on and as of the date hereof (except to the extent that any such representation and warranty is stated to relate to a specific earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date).

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment is a Loan Document and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

(b) Each Borrower (i) agrees that this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of any Borrower arising under or pursuant to the Credit Agreement and the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party (including, without limitation, each applicable Collateral Document), (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Secured Parties) pursuant to any of the Loan Documents, and (iv) acknowledges and agrees that, except as specifically modified above, the Credit Agreement and all other Loan Documents executed and/or delivered by it in connection therewith shall remain in full force and effect and are hereby ratified and confirmed. Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

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5. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

BELDEN INC., as the Company

By:	/s/ Henk Derksen
Name:	Henk Derksen
Title:	Senior Vice President, Finance, and Chief Financial Officer

By:	/s/ Michelle H. Long
Name:	Michelle H. Long
Title:	Vice President, Tax

BELDEN FINCO INC., as the Canadian Borrower

By:	/s/ Michelle H. Long
Name:	Michelle H. Long
Title:	President

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

Signature Page to Amendment No. 3 to Credit Agreement

Belden Inc.

JPMORGAN CHASE BANK, N.A., individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By:	/s/ Suzanne Ergastolo
Name:	Suzanne Ergastolo
Title:	Vice President

Signature Page to Amendment No. 3 to Credit Agreement

Belden Inc.

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Lender

By:	/s/ Steve Voigt
Name:	Steve Voigt
Title:	Senior Vice President

Signature Page to Amendment No. 3 to Credit Agreement

Belden Inc.

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Director

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

Signature Page to Amendment No. 3 to Credit Agreement

Belden Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Daniel R. Van Aken
Name:	Daniel R. Van Aken
Title:	Director

Signature Page to Amendment No. 3 to Credit Agreement

Belden Inc.

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Patrick D. Engel
Name:	Patrick D. Engel
Title:	Vice President

U.S. BANK NA CANADA BRANCH, as a Lender

By:	/s/ Joseph Rauhala
Name:	Joseph Rauhala
Title:	Principal Officer

Signature Page to Amendment No. 3 to Credit Agreement

Belden Inc.

CITIBANK, N.A.,
as a Lender

By:	/s/ Ahu Gures
Name:	Ahu Gures
Title:	Vice President

CITIBANK, N.A., CANADIAN BRANCH as a Lender

By:	/s/ Niyousha Zarinpour
Name:	Niyousha Zarinpour
Title:	Authorised Signer

Signature Page to Amendment No. 3 to Credit Agreement

Belden Inc.

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Thomas S. Sherman
Name:	Thomas S. Sherman
Title:	Senior Vice President

PNC BANK CANADA BRANCH, as a Lender

By:	/s/ Nazmin Adatia
Name:	Nazmin Adatia
Title:	Senior Vice President

Signature Page to Amendment No. 3 to Credit Agreement

Belden Inc.

RBS CITIZENS, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ M. James Barry, III
Name:	M. James Barry, III
Title:	Senior Vice President

Signature Page to Amendment No. 3 to Credit Agreement

Belden Inc.

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Marcel Fournier
Name:	Marcel Fournier
Title:	Vice President

Signature Page to Amendment No. 3 to Credit Agreement

Belden Inc.

COMERICA BANK, as a Lender

By:	/s/ Mark J. Leveille
Name:	Mark J. Leveille
Title:	Vice President

Signature Page to Amendment No. 3 to Credit Agreement

Belden Inc.

FIFTH THIRD BANK, as a Lender

By:	/s/ Mary Ann Lemonds
Name: Mary Ann Lemonds
Title: Vice President

FIFTH THIRD BANK, CANADIAN BRANCH, as a Lender

By:	/s/ Mauro Spagnolo
Name:	Mauro Spagnolo
Title:	Managing Director & Principal Officer

Signature Page to Amendment No. 3 to Credit Agreement

Belden Inc.

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ James R. Shanel
Name:	James R. Shanel
Title:	Second Vice President

Signature Page to Amendment No. 3 to Credit Agreement

Belden Inc.

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Matthew McLaurin
Name:	Matthew McLaurin
Title:	Vice President

Signature Page to Amendment No. 3 to Credit Agreement

Belden Inc.

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Credit Agreement

Belden Inc.

BANK OF MONTREAL, as a Lender

By:	/s/ Naghmeh S. Hashemifard
Name:	Naghmeh S. Hashemifard
Title:	Director

Signature Page to Amendment No. 3 to Credit Agreement

Belden Inc.

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 to the Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Belden Inc., a Delaware corporation (the “Company”), the Foreign Subsidiary Borrowers from time to time party thereto, Belden FinCo Inc., a company organized under the laws of the Province of Ontario, Canada, the financial institutions listed on the signature pages thereof and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), which Amendment No. 3 is dated as of December 31, 2012 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned by its signature below, hereby (a) acknowledges and consents to the execution and delivery of the Amendment by the parties thereto, (b) agrees that the Amendment and the transactions contemplated thereby shall not limit or diminish the obligations of such Person arising under or pursuant to the Subsidiary Guaranty or the Collateral Documents and other Loan Documents to which it is a party, (c) reaffirms all of its obligations under the Loan Documents to which it is a party, (d) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Secured Parties) pursuant to any of the Loan Documents, and (e) acknowledges and agrees that each Loan Document executed by it remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

Each of the undersigned hereby represents and warrants for itself on and as of the date hereof that each representation and warranty by the undersigned in each Loan Document to which it is a party is true and correct in all material respects on and as of the date hereof (except to the extent that any such representation and warranty is stated to relate to a specific earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date).

All references to the Credit Agreement contained in the above referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: December 31, 2012

[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

BELDEN 1993 LLC

By:	/s/ Brian E. Anderson
Name: Title:	Brian E. Anderson Secretary

BELDEN CDT NETWORKING, INC.

By:	/s/ Brian E. Anderson
Name: Title:	Brian E. Anderson Secretary

BELDEN HOLDINGS, INC.

By:	/s/ Brian E. Anderson
Name: Title:	Brian E. Anderson Secretary

BELDEN WIRE & CABLE COMPANY LLC

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

CDT INTERNATIONAL HOLDINGS LLC

By:	/s/ Brian E. Anderson
Name: Title:	Brian E. Anderson Secretary

BELDEN CANADA INC.

By:	/s/ Brian E. Anderson
Name: Title:	Brian E. Anderson Secretary

Signature Page to Consent and Reaffirmation to

Amendment No. 3 to Credit Agreement

Belden Inc.

CDT International Holdings LLC in its capacity as general partner of BELDEN GLOBAL C.V.

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

Signature Page to Consent and Reaffirmation to

Amendment No. 3 to Credit Agreement

Belden Inc.